CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 19, 2014, relating to the financial statements and financial highlights, which appear in the October 31, 2014 Annual Report to Shareholders of Templeton Foreign Smaller Companies Fund (one of the funds constituting Franklin Templeton International Trust), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 19, 2014, relating to the financial statements and financial highlights, which appear in the October 31, 2014 Annual Report to Shareholders of Franklin World Perspectives Fund (one of the funds constituting Franklin Templeton International Trust), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 19, 2014, relating to the financial statements and financial highlights, which appear in the October 31, 2014 Annual Report to Shareholders of Franklin India Growth Fund (one of the funds constituting Franklin Templeton International Trust), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

San Francisco, California

February 25, 2015